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                                                                   EXHIBIT 23(a)




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 13, 2001 relating to the financial statements which appear in Champion Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 30, 2000.



Detroit, Michigan
July 18, 2001